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                                                               EXHIBIT 10.1.19

                                                                   [3/19/03]


                     AMENDMENT NO. 18 TO FINANCING AGREEMENTS

                             PNY TECHNOLOGIES, INC.
                                 299 Webro Road
                          Parsippany, New Jersey 07054


                                                   As of March 20, 2003
Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036


Ladies and Gentlemen:

                     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000, Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000, Amendment No. 11 to Loan and Security Agreement, dated September 5, 2000, Amendment No. 12 to Financing Agreements, dated October 16. 2000, Amendment No. 13 to Financing Agreements, dated as of December 5, 2000, Amendment No. 14 to Financing Agreements, dated as of December 6, 2000, Amendment No. 15 to Financing Agreements, dated as of January 15, 2001, Amendment No. 16 to Financing Agreements, dated as of November 6, 2001 and Amendment No. 17 to Financing Agreements dated as of July 31, 2002 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the
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meanings assigned thereto in the Loan Agreement and the other Financing
Agreements, unless otherwise defined herein.

                     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

                     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

                     1. Definitions.
                        -----------

                     (a) Additional Definitions.
                         ----------------------

                     (i) "Second Supplemental Loans" shall mean the loans
                         ---------------------------
hereafter made by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2 of this Amendment.

                     (ii) "Second Supplemental Loan Limit" shall mean
                          --------------------------------
$1,500,000.

                     (iii) "Second Supplemental Loan Termination Date" shall
                           -------------------------------------------
mean the earlier of: (A) April 11, 2003, or (B) the date an Event of Default or any act, condition or event which with notice or passage of time or both should constitute an Event of Default exists or has occurred and is continuing, or (C) the effective date of any termination or non-renewal of the Financing Agreements.

                     (b) Amendment to Definitions.
                         ------------------------

                     (i) All references to the term "Financing Agreements" in the Loan Agreement and the other Financing Agreements shall mean, and each such reference is hereby amended to include, in addition and not in limitation, this Amendment and all other agreements, documents or instruments at any time executed and/or delivered by Borrower or any other person in connection herewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or rejected.

                     (ii) All references to the term "Loans" herein, in the Loan Agreement and in any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Second Supplemental Loans.

                     (iii) All references to the term "Obligations" herein, in the Loan Agreement and in any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in


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limitation, the obligations of Borrowers to Lender arising pursuant to or in connection with the Second Supplemental Loans, including principal, interest, fees, costs expenses and other charges in respect thereof.

                     (iv) Interpretation. All capitalized terms used herein
                          --------------
shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

                     2. Second Supplemental Loans.
                        -------------------------

                     (a) In addition to the Loans which may be made by Lender to Borrower pursuant to Section 4.1 of the Loan Agreement, on or after the date hereof, upon the request of Borrower made at any time after the date hereof and prior to the Second Supplemental Loan Termination Date, and subject to and upon the terms and conditions contained herein and in the Loan Agreement and the other Financing Agreements, Lender agrees to make the Second Supplemental Loans to Borrower from time to time prior to the Second Supplemental Loan Termination Date in an amount requested by Borrower, up to the amount outstanding at any one time equal to the Second Supplemental Loan Limit.

                     (b) Except in Lender's discretion, Borrower shall not have any right to request, and Lender shall not make, any Second Supplemental Loans in excess of the Second Supplemental Loan Limit or at any time on or after the Second Supplemental Loan Termination Date.

                     (c) Without limiting any other rights of Lender under the Loan Agreement or otherwise, Lender may, at its option, apply any payments it receives from Borrower (whether identified as payments of the Second Supplemental Loans or otherwise) to any of the Obligations (including Loans other than the Second Supplemental Loans or any other Obligations) in such order and manner as Lender may determine. The Second Supplemental Loans shall be secured by all of the Collateral.

                     (d) All interest charges related to the Second Supplemental Loans shall be (i) computed as provided in the Financing Agreements and (ii) paid monthly to Lender on the first day of each calendar month for the preceding month's calendar interest, or at Lender's option, charged to Borrower's account(s) maintained by Lender as of the first day of each calendar month and deemed paid by the first amounts subsequently credited thereto.

                     (e) Notwithstanding anything to the contrary contained herein or in the Loan Agreement or the other Financing Agreements, unless sooner demanded by Lender in accordance with the terms of the Loan Agreement or the other Financing Agreements, Borrower further agrees that all outstanding and unpaid Obligations arising pursuant to the Second Supplemental Loans (including without limitation, principal, interest, fees, costs, expenses and other charges


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in respect thereof payable by Borrower to Lender) shall automatically without notice or demand, be absolutely and unconditionally due and payable and Borrower shall pay to Lender in immediately available funds all such Obligations on the Second Supplemental Loan Termination Date. Interest shall accrue and be due, until and including the next Business Day, if the amount paid by Borrower to the bank account designated by Lender for such purpose is received in such bank account later than 11:00 a.m., New York City time.

                     (f) Borrower acknowledges and agrees that, notwithstanding anything to the contrary contained in the Loan Agreement or the Financing Agreements, the failure of Borrower to pay all of such Obligations arising pursuant to the Second Supplemental Loans on or before the Second Supplemental Loan Termination Date, shall constitute an Event of Default. Without limiting any other rights of Lender with respect to the establishment of reserves or otherwise, Borrower acknowledges that Lender may from time to time, at its option, establish reserves in the amount equal to the then accrued and unpaid interest in respect of the Second Supplemental Loans.

                     3. Representations, Warranties and Covenants. In addition
                        -----------------------------------------
to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

                     (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default.

                     (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

                     4. Fee. In consideration of the amendments set forth
                        ---
herein, Borrower shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrower maintained by Lender, a fee in the amount of $7,500, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

                     5. Conditions Precedent. The amendments herein shall be
                        --------------------
effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:


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                     (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

                     (b) the receipt by Lender of the fee set forth in Section 4 hereof; and

                     (c) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

                     6. Effect of this Amendment. Except as modified pursuant
                        ------------------------
hereto, no other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

                     7. Additional Events of Default. The parties hereto
                        ----------------------------
acknowledge, confirm and agree that the failure of Borrower to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or amendment at any time executed by Borrower in connection herewith shall constitute an Event of Default under the Financing Agreements.

                     8. Further Assurances. The parties hereto shall execute and
                        ------------------
deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

                     9. Governing Law. The validity, interpretation and
                        -------------
enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

                     10. Binding Effect. This Amendment shall be binding upon
                         --------------
and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                     11. Counterparts. This Amendment may be executed in any
                         ------------
number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]


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                     Please sign the enclosed counterpart of this Amendment in
the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                              Very truly yours,

                              PNY TECHNOLOGIES, INC.
                                formerly known as P.N.Y. Electronics, Inc.

                              By: /s/ Heidi Stuto
                                  --------------------------------------------
                                  Title:  Treasurer


AGREED:

CONGRESS FINANCIAL CORPORATION

By:
    --------------------------------------------
Title:
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